Exhibit 1


                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Liquid Audio, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 13th day of December, 2002.



Dated:  December 13, 2002

                                    SC FUNDAMENTAL VALUE FUND, L.P.

                                    By: SC Fundamental LLC, as General Partner

                                    By: /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Member


                                    SC FUNDAMENTAL LLC

                                    By: /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Member


                                    SC FUNDAMENTAL VALUE BVI, LTD.

                                    By: SC Fundamental Value BVI, Inc., as
                                        managing general partner of investment
                                        manager

                                    By: /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Vice President


                                    SCI-BVI PARTNERS

                                    By: SC Fundamental Value BVI, Inc., as
                                        managing general partner

                                    By: /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Vice President



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
                                    PMC-BVI, INC.

                                    By: /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler as Attorney-in-Fact for
                                        Peter M. Collery, President (1)


                                    SC FUNDAMENTAL VALUE BVI, INC.

                                    By: /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Vice President


                                        /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler as Attorney-in-Fact for
                                        Peter M. Collery (1)


                                        /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler





(1)        Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery.
           The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13D with respect to the common stock of ESG Re Limited, filed on August 21, 2000, and is hereby incorporated by reference.









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